UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2006, Computer Software Innovations, Inc. (“CSI”) entered into a waiver agreement (the “Waiver”) with RBC Centura Bank (the “Bank”) with respect to potential defaults under agreements with the Bank relating to (1) CSI’s proposed execution and delivery of an asset purchase agreement for the acquisition of substantially all of the assets of McAleer Computer Associates, Inc. (“MCAI”) among CSI, MCAI and William J. McAleer, the sole shareholder of MCAI, and (2) the consummation of the proposed acquisition. The Waiver is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The proposed acquisition of MCAI by CSI, and the execution of a related preliminary letter of intent, were previously disclosed in CSI’s Form 8-K filed with the Securities and Exchange Commission on September 20, 2006.

CSI, MCAI and McAleer continue to negotiate the terms of the proposed asset purchase agreement. CSI anticipates that such agreement will be completed, and executed and delivered, shortly.

The necessity for the Waiver arose from CSI’s concern that some of the terms of the proposed acquisition agreement could potentially impact certain provisions in the credit documents with the Bank. Specifically, CSI was granted a waiver of certain provisions contained in the credit documents in order to allow CSI to: (1) execute and deliver the acquisition agreement, as well as certain other documents contemplated by such agreement; (2) proceed to consummate the proposed asset acquisition; (3) use loan proceeds from the Bank to pay up to $3,425,000, or the balance of the purchase price, that is proposed to be paid at closing; (4) execute and deliver a promissory note to MCAI for $525,000; (5) execute and deliver to MCAI a first mortgage covering the real property CSI would acquire in the transaction; (6) acquire and thereafter engage in MCAI’s business; and (7) use the assets acquired in the transaction in states other than South Carolina, primarily in Alabama.

Forward-Looking and Cautionary Statements

Certain information contained in this report includes forward-looking statements that involve substantial risk and uncertainties. Any statement in this report that is not a statement of an historical fact constitutes a “forward-looking statement.” Among other things, these statements relate to our financial condition, results of operations and business. When used in this report, these forward-looking statements are generally identified by the words or phrases “may,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “project” or words of similar import. These forward-looking statements are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks, uncertainties and other factors that may cause the actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. For more information on factors that could affect expectations, see CSI’s Annual Report on Form 10-KSB for the year ended December 31, 2005, and other reports from time to time filed with or furnished to the Securities and Exchange Commission. This report speaks only as of its date, and CSI disclaims any duty to update the information herein.

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Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1	Waiver Agreement by and between Computer Software Innovations, Inc. and RBC Centura Bank dated November 20, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: November 27, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Waiver Agreement by and between Computer Software Innovations, Inc. and RBC Centura Bank dated November 20, 2006.